UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 28, 2005
                           --------------------------
                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Washington                     000-22418                 91-1011792
----------------------------        ---------------          -------------------
(State or Other Jurisdiction          (Commission               IRS Employer
     of Incorporation)                  File No.)            Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

           On October 28, 2005, Itron, Inc. issued a press release announcing the financial results for the three and nine months ending September 30, 2005. A copy of this press release and accompanying financial statements are attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

   (c) Exhibits.

The following exhibit is filed as part of this report:

Exhibit
Number              Description
--------------     -------------------------------------------------------------

99.1                Press Release dated October 28, 2005.



The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                   ITRON, INC.

Dated:  October 28, 2005                           By:  /s/ STEVEN M. HELMBRECHT
                                                        ------------------------
                                                   Steven M. Helmbrecht
                                                   Sr. Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number              Description
--------------     -------------------------------------------------------------

99.1                Press release dated October 28, 2005.